UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 31, 2011

GLOBAL GOLD CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Delaware	02-69494	13-3025550
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Identification No.)

555 Theodore Fremd Avenue, Rye, NY	10580
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (914) 925-0020

45 East Putnam Avenue, Greenwich, CT 06830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 1, 2011, the Company issued a press release announcing the receipt of the $500,000 closing payment funding on the sale of 100% interest in the Compania Minera Global Gold Valdivia S.C.M. company ("GGV") which holds the Pureo mining assets in Chile.  The Company also announced the relocation of the corporate headquarters from Greenwich, CT to Rye, NY.  The new contact information is:

Global Gold Corporation
 International Corporate Center at Rye
 555 Theodore Fremd Avenue, Suite C208
 Rye, New York 10580
 Tel: 914-925-0020
Fax: 914-925-8860
 www.globalgoldcorp.com

Additionally, the Company announced that their shares were now being traded on the OTCQB exchange with the ticker remaining GBGD.

A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Exhibits

Exhibit No.	Description

99.1	Press release of Global Gold Corporation announcing the receipt of $500,000 closing payment funding for Chile transaction, relocation of corporate headquarters and GBGD shares trading on OTCQB.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 4, 2011	GLOBAL GOLD CORPORATION

	By:	/s/ Van Z. Krikorian
	Name:	Van Z. Krikorian
	Title:	Chairman and Chief Executive Officer